Disclaimer

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials, including without limitation the collateral tables which follow, are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. Certain mortgage loans contained in this statistical pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	CLTV

4.501 - 5.000	1	185,250.00	0.07	4.875	675	75.00
5.001 - 5.500	28	7,550,790.24	2.95	5.360	674	80.20
5.501 - 6.000	185	53,585,389.53	20.95	5.872	672	79.53
6.001 - 6.500	245	69,809,329.14	27.29	6.343	670	80.08
6.501 - 7.000	290	79,828,225.12	31.21	6.784	659	80.29
7.001 - 7.500	115	27,916,380.48	10.91	7.305	657	81.54
7.501 - 8.000	66	13,551,999.79	5.30	7.748	651	81.76
8.001 - 8.500	15	3,207,100.00	1.25	8.196	616	85.59
8.501 - 9.000	1	130,500.00	0.05	8.750	596	90.00

Total:	946	255,764,964.30	100.00	6.556	664	80.35

Min: 4.875%
Max: 8.750%
Weighted Average: 6.556%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	CLTV

50,000.01 - 100,000.00	23	1,986,223.22	0.78	7.053	666	80.17
100,000.01 - 150,000.00	109	13,797,984.73	5.39	6.808	663	80.28
150,000.01 - 200,000.00	169	29,901,368.38	11.69	6.657	661	80.66
200,000.01 - 250,000.00	168	37,587,360.18	14.70	6.665	666	80.50
250,000.01 - 300,000.00	141	38,994,826.60	15.25	6.484	667	80.47
300,000.01 - 350,000.00	104	33,808,058.65	13.22	6.503	665	81.37
350,000.01 - 400,000.00	96	36,070,843.98	14.10	6.583	666	80.54
400,000.01 - 450,000.00	53	22,535,864.07	8.81	6.368	656	80.68
450,000.01 - 500,000.00	74	35,746,265.99	13.98	6.491	666	78.98
500,000.01 - 550,000.00	4	2,129,518.50	0.83	6.563	622	76.03
550,000.01 - 600,000.00	1	551,650.00	0.22	5.875	671	85.00
600,000.01 - 650,000.00	3	1,905,000.00	0.74	6.478	649	74.86
700,000.01 - 750,000.00	1	750,000.00	0.29	5.250	688	79.79

Total:	946	255,764,964.30	100.00	6.556	664	80.35

Min: $68,800.00
Max: $750,000.00
Average: $270,364.66

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Loan Type	Loans	Balance	Balance	Coupon	Score	CLTV

ARM 3/27 60 Month IO	486	133,588,845.95	52.23	6.515	666	80.21
ARM 2/28 60 Month IO	460	122,176,118.35	47.77	6.601	662	80.51

Total:	946	255,764,964.30	100.00	6.556	664	80.35

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Lien Position	Loans	Balance	Balance	Coupon	Score	CLTV

1	946	255,764,964.30	100.00	6.556	664	80.35

Total:	946	255,764,964.30	100.00	6.556	664	80.35

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Remaining Term to Maturity	Mortgage	Principal	Principal	Gross	Credit	Orginal
(Months)	Loans	Balance	Balance	Coupon	Score	CLTV

349 - 360	946	255,764,964.30	100.00	6.556	664	80.35

Total:	946	255,764,964.30	100.00	6.556	664	80.35

Min: 351
Max: 360
Weighted Average: 358

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	CLTV

0	290	76,594,640.00	29.95	6.597	664	81.18
1	123	31,690,453.44	12.39	6.662	660	79.75
2	279	76,848,296.98	30.05	6.640	664	79.96
3	184	49,621,785.99	19.40	6.404	665	79.65
4	55	16,350,569.83	6.39	6.293	667	81.28
5	13	4,142,418.06	1.62	6.201	679	81.85
7	1	360,000.00	0.14	7.625	646	80.00
9	1	156,800.00	0.06	6.000	631	80.00

Total:	946	255,764,964.30	100.00	6.556	664	80.35

Min: 0
Max: 9
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	CLTV

35.01 - 40.00	2	300,000.00	0.12	6.117	614	37.12
45.01 - 50.00	1	225,000.00	0.09	6.625	654	45.92
50.01 - 55.00	2	285,761.00	0.11	5.844	696	52.09
55.01 - 60.00	4	988,918.97	0.39	6.325	634	56.31
60.01 - 65.00	8	2,082,489.58	0.81	6.493	643	63.52
65.01 - 70.00	16	5,295,344.48	2.07	6.327	632	67.65
70.01 - 75.00	34	10,533,547.20	4.12	6.469	652	73.05
75.01 - 80.00	719	194,216,012.10	75.94	6.534	668	79.88
80.01 - 85.00	53	15,342,825.81	6.00	6.536	656	83.86
85.01 - 90.00	89	21,770,624.92	8.51	6.882	650	89.60
90.01 - 95.00	15	3,904,940.24	1.53	6.589	655	94.16
95.01 - 100.00	3	819,500.00	0.32	6.596	701	98.43

Total:	946	255,764,964.30	100.00	6.556	664	80.35

Min: 35.73%
Max: 100.00%
Weighted Average: 80.35%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
FICO Score	Loans	Balance	Balance	Coupon	Score	CLTV

521 - 540	1	270,000.00	0.11	8.375	532	90.00
561 - 580	7	1,312,088.73	0.51	6.645	575	74.11
581 - 600	13	3,485,049.75	1.36	6.928	591	83.49
601 - 620	77	21,130,308.16	8.26	6.785	612	80.64
621 - 640	204	53,844,217.21	21.05	6.724	631	80.07
641 - 660	211	59,721,936.02	23.35	6.536	651	79.85
661 - 680	158	42,943,012.94	16.79	6.447	670	81.04
681 - 700	100	26,578,366.59	10.39	6.424	689	80.28
701 - 720	69	18,373,163.15	7.18	6.393	709	79.63
721 - 740	50	12,756,784.32	4.99	6.306	730	80.94
741 - 760	30	9,009,971.62	3.52	6.610	749	81.72
761 - 780	15	3,569,090.81	1.40	6.501	770	80.75
781 - 800	11	2,770,975.00	1.08	6.348	787	79.97

Total:	946	255,764,964.30	100.00	6.556	664	80.35

Min: 532
Max: 796
Weighted Average: 664

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	CLTV

Purchase	634	175,088,326.84	68.46	6.573	670	80.05
Cashout	302	77,578,287.46	30.33	6.516	651	80.98
Rate/Term Refinance	10	3,098,350.00	1.21	6.586	669	81.94

Total:	946	255,764,964.30	100.00	6.556	664	80.35

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Property Type	Loans	Balance	Balance	Coupon	Score	CLTV

Single Family	774	213,816,046.44	83.60	6.539	662	80.30
Condo	87	19,587,734.06	7.66	6.593	672	80.80
Townhouse	58	13,141,462.66	5.14	6.549	672	81.12
3-4 Unit	12	4,689,879.61	1.83	6.997	696	79.06
Duplex	15	4,529,841.53	1.77	6.765	671	80.10

Total:	946	255,764,964.30	100.00	6.556	664	80.35

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Documentation Type	Loans	Balance	Balance	Coupon	Score	CLTV

NIV	713	198,155,432.44	77.48	6.651	668	80.02
Full	207	51,348,954.20	20.08	6.174	652	81.55
Stated	18	4,243,448.66	1.66	6.821	647	81.25
Reduced	3	831,200.00	0.32	6.733	640	81.72
24 Month Bank Statements	3	494,000.00	0.19	5.572	669	79.49
12 Month Bank Statements	1	424,000.00	0.17	6.375	650	80.00
NINA	1	267,929.00	0.10	6.375	655	80.00

Total:	946	255,764,964.30	100.00	6.556	664	80.35

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Occupancy Type	Loans	Balance	Balance	Coupon	Score	CLTV

Owner Occupied	940	254,634,614.30	99.56	6.555	664	80.35
Non-Owner Occupied	6	1,130,350.00	0.44	6.791	674	81.35

Total:	946	255,764,964.30	100.00	6.556	664	80.35

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Loan Grade	Loans	Balance	Balance	Coupon	Score	CLTV

A	859	233,579,267.66	91.33	6.528	670	80.26
B	86	21,915,696.64	8.57	6.825	605	81.24
C	1	270,000.00	0.11	8.375	532	90.00

Total:	946	255,764,964.30	100.00	6.556	664	80.35

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	CLTV

California	550	174,994,439.25	68.42	6.474	663	79.35
Florida	109	21,404,672.38	8.37	6.809	668	83.38
Illinois	47	10,745,582.82	4.20	6.850	681	84.66
Nevada	47	9,967,478.32	3.90	6.571	663	79.89
Maryland	33	8,818,489.81	3.45	6.728	667	83.50
Virginia	28	7,180,678.33	2.81	6.695	671	80.96
Colorado	20	3,488,973.98	1.36	6.300	645	81.20
Arizona	20	3,207,650.00	1.25	6.763	656	80.88
Washington	13	2,932,948.11	1.15	6.845	625	80.36
North Carolina	14	1,913,393.60	0.75	6.940	648	81.55
Massachusetts	6	1,659,145.93	0.65	6.810	684	82.93
Ohio	11	1,494,450.00	0.58	6.640	653	83.76
Michigan	9	1,462,450.00	0.57	6.922	674	82.27
Oregon	8	1,226,750.00	0.48	6.426	674	81.94
Georgia	6	1,083,400.00	0.42	6.552	699	81.30
Wisconsin	5	937,546.22	0.37	7.523	639	85.47
Tennessee	4	578,400.00	0.23	6.175	700	80.71
Kentucky	3	507,000.00	0.20	6.333	656	88.34
Idaho	2	489,600.00	0.19	7.181	648	88.16
Minnesota	2	344,800.00	0.13	7.286	649	80.00
Rhode Island	2	333,475.00	0.13	6.413	694	72.51
Indiana	2	234,373.22	0.09	6.898	655	80.00
Connecticut	1	188,100.00	0.07	6.240	611	90.00
Missouri	1	171,000.00	0.07	5.990	715	90.00
Pennsylvania	1	140,000.00	0.05	5.750	640	80.00
Utah	1	136,167.33	0.05	5.750	576	79.99
Louisiana	1	124,000.00	0.05	6.250	699	87.32

Total:	946	255,764,964.30	100.00	6.556	664	80.35

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	CLTV

0	93	21,944,385.09	8.58	6.884	676	83.02
1	35	9,277,262.50	3.63	6.781	667	78.79
2	389	103,440,381.99	40.44	6.552	660	80.36
3	429	121,102,934.72	47.35	6.482	665	79.99

Total:	946	255,764,964.30	100.00	6.556	664	80.35

Loans with Penalty: 91.42%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

4.001 - 4.500	17	3,991,100.00	1.56	6.773	699	85.88
4.501 - 5.000	32	7,526,100.00	2.94	6.157	678	79.66
5.001 - 5.500	77	21,727,159.89	8.49	5.722	673	80.62
5.501 - 6.000	226	65,830,698.35	25.74	6.067	671	79.68
6.001 - 6.500	287	81,468,525.70	31.85	6.568	662	79.93
6.501 - 7.000	179	47,026,456.65	18.39	6.988	657	80.74
7.001 - 7.500	89	20,366,183.89	7.96	7.516	655	80.88
7.501 - 8.000	35	6,854,739.82	2.68	7.976	638	83.32
8.001 - 8.500	4	974,000.00	0.38	8.434	579	87.76

Total:	946	255,764,964.30	100.00	6.556	664	80.35

Min (>0): 4.500%
Max: 8.500%
Weighted Average (>0): 6.239%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

11.501 - 12.000	1	185,250.00	0.07	4.875	675	75.00
12.001 - 12.500	28	7,550,790.24	2.95	5.360	674	80.20
12.501 - 13.000	185	53,585,389.53	20.95	5.872	672	79.53
13.001 - 13.500	245	69,809,329.14	27.29	6.343	670	80.08
13.501 - 14.000	290	79,828,225.12	31.21	6.784	659	80.29
14.001 - 14.500	115	27,916,380.48	10.91	7.305	657	81.54
14.501 - 15.000	66	13,551,999.79	5.30	7.748	651	81.76
15.001 - 15.500	15	3,207,100.00	1.25	8.196	616	85.59
15.501 - 16.000	1	130,500.00	0.05	8.750	596	90.00

Total:	946	255,764,964.30	100.00	6.556	664	80.35

Min: 11.875%
Max: 15.750%
Weighted Average: 13.556%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted	Weighted	Weighted
	Number	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	of	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

4.501 - 5.000	1	185,250.00	0.07	4.875	675	75.00
5.001 - 5.500	28	7,550,790.24	2.95	5.360	674	80.20
5.501 - 6.000	185	53,585,389.53	20.95	5.872	672	79.53
6.001 - 6.500	245	69,809,329.14	27.29	6.343	670	80.08
6.501 - 7.000	290	79,828,225.12	31.21	6.784	659	80.29
7.001 - 7.500	115	27,916,380.48	10.91	7.305	657	81.54
7.501 - 8.000	66	13,551,999.79	5.30	7.748	651	81.76
8.001 - 8.500	15	3,207,100.00	1.25	8.196	616	85.59
8.501 - 9.000	1	130,500.00	0.05	8.750	596	90.00

Total:	946	255,764,964.30	100.00	6.556	664	80.35

Min: 4.875%
Max: 8.750%
Weighted Average (>0): 6.556%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

3.000	946	255,764,964.30	100.00	6.556	664	80.35

Total:	946	255,764,964.30	100.00	6.556	664	80.35

Min: 3.000%
Max: 3.000%
Weighted Average: 3.000%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

1.000	946	255,764,964.30	100.00	6.556	664	80.35

Total:	946	255,764,964.30	100.00	6.556	664	80.35

Min: 1.000%
Max: 1.000%
Weighted Average: 1.000%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted	Weighted	Weighted
	Number	Outstanding	Outstanding	Average	Average	Average
	of	Principal	Principal	Gross	Credit	Orginal
Months to Next Adjustment Date	Mortgage	Balance	Balance	Coupon	Score	CLTV

15	1	156,800.00	0.06	6.000	631	80.00
17	1	360,000.00	0.14	7.625	646	80.00
19	6	2,014,489.08	0.79	6.297	689	83.80
20	30	9,002,486.76	3.52	6.572	656	81.61
21	93	24,540,548.57	9.59	6.388	663	79.85
22	127	34,081,993.52	13.33	6.643	662	79.83
23	63	15,978,710.42	6.25	6.759	663	79.87
24	139	36,041,090.00	14.09	6.651	661	81.43
31	7	2,127,928.98	0.83	6.111	670	80.00
32	25	7,348,083.07	2.87	5.952	681	80.87
33	91	25,081,237.42	9.81	6.420	667	79.45
34	152	42,766,303.46	16.72	6.636	665	80.07
35	60	15,711,743.02	6.14	6.564	658	79.63
36	151	40,553,550.00	15.86	6.549	666	80.95

Total:	946	255,764,964.30	100.00	6.556	664	80.35

Weighted Average: 29

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.